Exhibit 10.2

In this document, “[***]” indicates that certain confidential information has been redacted from this document because it is both (i) not material to investors and (ii) likely to cause competitive harm to the Company if publicly disclosed.

TELKONET, INC.

2023 LONG-TERM CASH INCENTIVE PLAN

AWARD AGREEMENT

THIS AGREEMENT (the “Agreement”) is made effective as of February 1, 2023 (the “Grant Date”), between Telkonet, Inc. (the “Company”) and the individual whose name is set forth on the signature page hereof, who is an employee of the Company or any Affiliate of the Company (the “Participant”). Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Telkonet, Inc. 2023 Long-Term Cash Incentive Plan, as may be amended from time to time (the “Plan”).

WHEREAS, the Company desires to grant the Participant a long-term cash incentive award in a dollar amount determined by the Board of Directors, subject to adjustment, based on the attainment of Performance Goals designated below and pursuant to the terms and conditions of this Agreement and the Plan (the “Award”); and

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to grant the Award provided for herein to the Participant as an incentive for increased efforts during his or her employment; the Company has approved the grant of the Award on the Grant Date and has advised the Company thereof and instructed the undersigned officer to execute this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       Grant of Cash Long-Term Cash Incentive. Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, the Company hereby grants to the Participant a long-term cash incentive of twenty percent (20%) to one hundred twenty percent (120%) of Participant’s base salary as of the last day of the Performance Period, based on the attainment of the Performance Goals designated below. The cash incentive is split into two categories: (a) a trailing 12-month EBITDA target measured from the end of the Performance Period (“Goal #1”); and (b) a trailing 12-month revenue target measured from the end of the Performance Period. Exhibit A attached hereto sets forth the cash incentives to be paid upon achieving certain percentages of Goal #1 and Goal #2, however, in no event shall any cash incentive be paid (for either Goal #1 or Goal #2) unless at least eighty-five percent (85%) of Goal #1 is achieved.

In the event of any conflict between the Plan and this Agreement, the terms of the Plan shall control, it being understood that variations in this Agreement from terms set forth in the Plan shall not be considered to be in conflict if the Plan, whether explicitly or implicitly, permits such variations.

2.       Performance Period. The Performance Period for the Award is the three-calendar year period, commencing with the calendar year that includes the Grant Date; provided; however, that in the event of a Change in Control, the Performance Period shall be deemed to have ended immediately prior to the consummation of the Change in Control.

3.       Performance Goals. The Performance Goals for the Performance Period are: attainment of both of the following Performance Measures:

Goal #1:

Trailing 12-Month EBITDA at the End of the Performance Period

[***]

Goal #2:

Trailing 12-Month Revenue at the End of the Performance Period

[***]

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4.       Forfeiture. The Award automatically shall be forfeited if Separation from Service occurs prior to the Payment Date.

5.       Transferability. The Award may not be transferred, sold, assigned, pledged, hypothecated or otherwise alienated except as provided in Section VII(e) of the Plan.

6.       Participant’s Employment by the Company. Nothing contained in this Agreement (i) obligates the Company or any Affiliate to employ the Participant in any capacity whatsoever or (ii) prohibits or restricts the Company or any Affiliate from terminating the employment of the Participant at any time or for any reason whatsoever, with or without Cause, and the Participant hereby acknowledges and agrees that neither the Company nor any other person or entity has made any representations or promises whatsoever to the Participant concerning the Participant’s employment or continued employment by the Company or any Affiliate thereof.

7.       Withholding. In accordance with Section VII(c) of the Plan, the Company shall have the right to withhold from the Participant’s compensation or to require the Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes. The Company shall be authorized to take such action as may be necessary, in the opinion of the Company’s counsel including, without limitation, withholding amounts from any compensation or other amount owing from the Company to the Participant, to satisfy the obligations for payment of the minimum amount of any such taxes.

8.       Limitation on Obligations. The Company’s obligation with respect to the Award granted hereunder is limited solely to the delivery to the Participant of cash on the payment date when cash is due. This Award shall not be secured by any specific assets of the Company or any of its subsidiaries, nor shall any assets of the Company nor any of its Affiliates be designated as attributable or allocated to the satisfaction of the Company’s obligations under this Agreement. In addition, the Company shall not be liable to the Participant for damages relating to any delay in issuing the share certificates, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

9.       Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Participant shall be addressed to him or her at the address stated in the Company’s Participant records. By a notice given pursuant to this Section 9, either party may hereafter designate a different address for notices to be given to the party. Any notice that is required to be given to the Participant shall, if the Participant is then deceased, be given to the Participant’s personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 9. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

10.       Governing Law. The laws of the State of Wisconsin shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

11.       Amendment. Subject to Section VI of the Plan, this Agreement may be amended only by a writing executed by the parties hereto if such amendment would materially and adversely affect the Participant. Any such amendment shall specifically state that it is amending this Agreement.

12.       Noncompete Recoupment. This Agreement, the Award and any economic benefits recognized by Participant in connection with the Award are subject to forfeiture and/or recoupment pursuant to the confidentiality and non-competition agreement entered into by the Participant with the Company.

13.       Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Grant Date.

PARTICIPANT

__________________________ (signature)

__________________________ (print name)

TELKONET, INC.

By: _____________________

Name: ___________________

Title: ____________________

[Signature Page to Telkonet, Inc. 2023 Long-Term Incentive Plan Award Agreement]

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EXHIBIT A

CASH INCENTIVES

Goal #1

EBITDA	Percentage of Goal #1 Achieved	Cash Incentive Equal to Percentage of Annual Base Salary

[***]	85%	10%
[***]	86%	11%
[***]	86%	12%
[***]	87%	13%
[***]	87%	14%
[***]	88%	15%
[***]	89%	16%
[***]	89%	17%
[***]	90%	18%
[***]	90%	19%
[***]	91%	20%
[***]	92%	21%
[***]	92%	22%
[***]	93%	23%
[***]	93%	24%
[***]	94%	25%
[***]	95%	26%
[***]	95%	27%
[***]	96%	28%
[***]	96%	29%
[***]	97%	30%
[***]	98%	31%
[***]	98%	32%
[***]	99%	33%
[***]	99%	34%
[***]	100%	35%
[***]	101%	36%
[***]	101%	37%
[***]	102%	38%
[***]	102%	39%
[***]	103%	40%
[***]	104%	41%
[***]	104%	42%
[***]	105%	43%
[***]	105%	44%
[***]	106%	45%
[***]	107%	46%
[***]	107%	47%
[***]	108%	48%
[***]	108%	49%
[***]	109%	50%
[***]	110%	51%
[***]	110%	52%
[***]	111%	53%
[***]	111%	54%
[***]	112%	55%
[***]	113%	56%
[***]	113%	57%
[***]	114%	58%
[***]	114%	59%
[***]	115%	60%

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Goal #2

Revenue	Percentage of Goal #2 Achieved	Cash Incentive Equal to Percentage of Annual Base Salary
[***]	90.00%	10%
[***]	90.40%	11%
[***]	90.80%	12%
[***]	91.20%	13%
[***]	91.60%	14%
[***]	92.00%	15%
[***]	92.40%	16%
[***]	92.80%	17%
[***]	93.20%	18%
[***]	93.60%	19%
[***]	94.00%	20%
[***]	94.40%	21%
[***]	94.80%	22%
[***]	95.20%	23%
[***]	95.60%	24%
[***]	96.00%	25%
[***]	96.40%	26%
[***]	96.80%	27%
[***]	97.20%	28%
[***]	97.60%	29%
[***]	98.00%	30%
[***]	98.40%	31%
[***]	98.80%	32%
[***]	99.20%	33%
[***]	99.60%	34%
[***]	100%	35%
[***]	100%	36%
[***]	101%	37%
[***]	101%	38%
[***]	102%	39%
[***]	102%	40%
[***]	102%	41%
[***]	103%	42%
[***]	103%	43%
[***]	104%	44%
[***]	104%	45%
[***]	104%	46%
[***]	105%	47%
[***]	105%	48%
[***]	106%	49%
[***]	106%	50%
[***]	106%	51%
[***]	107%	52%
[***]	107%	53%
[***]	108%	54%
[***]	108%	55%
[***]	108%	56%
[***]	109%	57%
[***]	109%	58%
[***]	110%	59%
[***]	110%	60%

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